UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2014

CHICAGO BRIDGE & IRON COMPANY N.V.

(Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Prinses Beatrixlaan 35
2595 AK The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 31-70-373-2010

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 5, 2014, Chicago Bridge & Iron Company N.V.’s Patrick K. Mullen, Executive Vice President and President of CB&I’s Engineering, Construction and Maintenance operating group, and Ronald A. Ballschmiede, Executive Vice President and Chief Financial Officer, presented to investors at the Credit Suisse 2014 Engineering & Construction Conference. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 – Presentation dated June 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
By: Chicago Bridge & Iron Company B.V.
Its: Managing Director

Date: June 5, 2014	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Presentation dated June 5, 2014